UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019
HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	000-27622	54-1796693
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

340 West Main Street
Abingdon, Virginia 24210-1128
(Address of principal executive offices, including zip code)

(276) 628-9181
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07.  Submission of Matters to Vote of Security Holders.

Highlands Bankshares, Inc. (“Highlands”) held a special meeting of shareholders on Tuesday, December 17, 2019 in Abingdon, Virginia, related to its pending merger with First Community Bankshares, Inc. (“First Community”). The matters submitted to shareholders at the meeting and the voting results thereof were as follows (rounded to the nearest whole number):

Common Shareholder Merger Proposal
Highlands’ holders of common stock approved the Agreement and Plan of Merger, dated as of September 11, 2019, by and between Highlands and First Community, pursuant to which Highlands will merge with and into First Community, with First Community continuing as the surviving corporation. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,156,537	116,072	10,741	0

Merger-Related Compensation Proposal
Highlands’ holders of common stock approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the named executive officers of Highlands that is based on or otherwise relates to the merger. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,738,619	456,880	87,850	0

Common Shareholder Adjournment Proposal
Highlands’ holders of common stock approved a proposal to adjourn the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,844,098	422,421	16,831	0

Preferred Shareholder Merger Proposal
Highlands’ holders of preferred stock approved the Agreement and Plan of Merger, dated as of September 11, 2019, by and between Highlands and First Community, pursuant to which Highlands will merge with and into First Community, with First Community continuing as the surviving corporation. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,092,287	0	0	0

Preferred Shareholder Adjournment Proposal
Highlands’ holders of preferred stock approved a proposal to adjourn the special meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the merger proposal. The following is a tabulation of the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,092,287	0	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHLANDS BANKSHARES, INC.

Dated: December 18, 2019	By:	/s/ John H. Gray
John H. Gray
Chief Financial Officer